Clayton Utz
Lawyers
Clayton Utz Lawyers
Level 18 333 Collins Street Melbourne VIC 3000 Australia
DX 38451 333 Collins VIC
T + 61 3 9286 6000 F + 61 3 9629 8488

www.claytonutz.com

Our reference 210/915/80017036
Contact person: John McGuire

Contract of sale of real estate

Property: 73 Gower Street, Preston Vic 3072

Cigweld Pty Ltd
ACN 007 226 815
Vendor

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CONTRACT OF SALE OF REAL ESTATE*
Part 1 of the form of contract published by the Law Institute of Victoria Limited and The Real Estate Institute of Victoria Ltd

Property address: 73 Gower Street, Preston, Victoria
The vendor agrees to sell and the purchaser agrees to buy the property, being the land and the goods, for the price and on the terms set out in this contract.

The terms of this contract are contained in the -

•	particulars of sale; and

•	special conditions, if any; and

•	general conditions in Form 2 of the Estate Agents (Contracts) Regulations 2008; and

•	Vendor's Statement required by Section 32(1) of the Sale of Land Act 1962, as attached and in that order of priority.

SIGNING OF THIS CONTRACT

WARNING: THIS IS A LEGALLY BINDING AGREEMENT. YOU SHOULD READ THIS CONTRACT BEFORE SIGNING IT.
Purchasers should ensure that, prior to signing this contract, they have received a copy of the full terms of this contract.
The authority of a person signing -
•   under power of attorney; or
•   as director of a corporation; or
•   as agent authorised in writing by one of the parties -
must be noted beneath the signature.
Any person whose signature is secured by an estate agent acknowledges being given by the agent at the time of signing a copy of the terms of this contract.

SIGNED BY THE PURCHASER /s/ You Min Wu

on    22 / 05 / 2013

Print name(s) of person(s) signing:      You Min Wu

State nature of authority, if applicable:

SIGNED BY THE VENDOR: /s/ Graeme Williams
on     06 / 06 / 2013

Print name(s) of person(s) signing:     Graeme Williams

State nature of authority, if applicable: Director

The DAY OF SALE is the date by which both parties have signed this contract.

IMPORTANT NOTICE TO PURCHASERS

Cooling-off period (Section 31 Sale of Land Act 1962)
You may end this contract within 3 clear business days of the day that you sign the contract if none of the exceptions listed below applies to you.
You must either give the vendor or the vendor's agent written notice that you are ending the contract or leave the notice at the address of the vendor or the vendor's agent to end this contract within this time in accordance with this cooling-off provision.
You are entitled to a refund of all the money you paid EXCEPT for $100 or 0.2% of the purchase price (whichever is more) if you end the contract in this way.

EXCEPTIONS the 3 day cooling-off period does not apply if:
•    you bought the property at or within 3 clear business days before or after a publicly advertised auction; or
•    the property is used primarily for industrial or commercial purposes; or
•    the property is more than 20 hectares in size and is used primarily for farming;
•    you and the vendor have previously signed a contract for the sale of the same land in substantially the same terms; or
•    you are an estate agent or a corporate body.

*This contract is approved by the Law Institute of Victoria Limited, a professional association within the meaning of the Legal Profession Act 2004, under section 53A of the Estate Agents Act 1980.

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GENERAL CONDITIONS
Part 2 being Form 2 prescribed by the Estate Agents (Contracts) Regulations 2008

TITLE

1.	Encumbrances

1.1	The purchaser buys the property subject to:

(a)	any encumbrance shown in the Vendor's Statement other than mortgages or caveats; and

(b)	any reservations in the crown grant; and

(c)	any lease referred to in the particulars of sale.

1.2	The purchaser indemnifies the vendor against all obligations under any lease that are to be performed by the landlord after settlement.

2.	Vendor warranties

2.1
The vendor warrants that these general conditions 1 to 28 are identical to the general conditions 1 to 28 in the standard form of contract of sale of real estate prescribed by the Estate Agents (Contracts) Regulations 2008 for the purposes of section 53A of the Estate Agents Act 1980.

2.2	The warranties in general conditions 2.3 and 2.4 replace the purchaser's right to make requisitions and inquiries.

2.3	The vendor warrants that the vendor:

(a)	has, or by the due date for settlement will have, the right to sell the land; and

(b)	is under no legal disability; and

(c)	is in possession of the land, either personally or through a tenant; and

(d)
has not previously sold or granted any option to purchase, agreed to a lease or granted a pre-emptive right which is current over the land and which gives another party rights which have priority over the interest of the purchaser; and

(e)	will at settlement be the holder of an unencumbered estate in fee simple in the land; and

(f)	will at settlement be the unencumbered owner of any improvements, fixtures, fittings and goods sold with the land.

2.4	The vendor further warrants that the vendor has no knowledge of any of the following:

(a)	public rights of way over the land;

(b)	easements over the land;

(c)	lease or other possessory agreement affecting the land;

(d)	notice or order affecting the land which will not be dealt with at settlement, other than the usual rate notices and any land tax notices;

(e)	legal proceedings which would render the sale of the land void or voidable or capable of being set aside.

2.5	The warranties in general conditions 2.3 and 2.4 are subject to any contrary provisions in this contract and disclosures in the Vendor's Statement.

2.6	If sections 137B and 137C of the Building Act 1993 apply to this contract, the vendor warrants that:

(a)	all domestic building work carried out in relation to the construction by or on behalf of the vendor of the home was carried out in a proper and workmanlike manner; and

(b)	all materials used in that domestic building work were good and suitable for the purpose for which they were used and that, unless otherwise stated in the contract, those materials were new; and

(c)
domestic building work was carried out in accordance with all laws and legal requirements, including, without limiting the generality of this warranty, the Building Act 1993 and regulations made under the Building Act 1993.

2.7	Words and phrases used in general condition 2.6 which are defined in the Building Act 1993 have the same meaning in general condition 2.6.

3.	Identity of the land

3.1	An omission or mistake in the description of the property or any deficiency in the area, description or measurements of the land does not invalidate the sale.

3.2	The purchaser may not:

(g)	make any objection or claim for compensation for any alleged misdescription of the property or any deficiency in its area or measurements; or

(h)	require the vendor to amend title or pay any cost of amending title.

4.	Services

4.1
The vendor does not represent that the services are adequate for the purchaser's proposed use of the property and the vendor advises the purchaser to make appropriate inquiries. The condition of the services may change between the day of sale and settlement and the vendor does not promise that the services will be in the same condition at settlement as they were on the day of sale.

4.2	The purchaser is responsible for the connection of all services to the property after settlement and the payment of any associated cost.

5.	Consents
The vendor must obtain any necessary consent or licence required for the sale. The contract will be at an end and all money paid must be refunded if any necessary consent or licence is not obtained by settlement.

6.	Transfer
The transfer of land document must be prepared by the purchaser and delivered to the vendor at least 10 days before settlement. The delivery of the transfer of land document is not acceptance of title. The vendor must prepare any document required for assessment of duty on this transaction relating to matters that are or should be within the knowledge of the vendor and, if requested by the purchaser, must provide a copy of that document at least 3 days before settlement.

7.	Release of security interest

7.1	This general condition applies if any part of the property is subject to a security interest to which the Personal Property Securities Act 2009 (Cth) applies.

7.2	Subject to general conditions 7.3 and 7.4, the vendor must ensure that at or before settlement, the purchaser receives—

(a)	a release from the secured party releasing the security interest in respect of the property; or

(b)
a statement in writing in accordance with section 275(1)(b) of the Personal Property Securities Act 2009 (Cth) setting out that the amount or obligation that is secured is nil at the due date for settlement; or

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(c)
a written approval or correction in accordance with section 275(1)(c) of the Personal Property Securities Act 2009 (Cth) indicating that, on the due date for settlement, the personal property included in the contract is not or will not be property in which the security interest is granted—

if the security interest is registered in the Personal Properties Securities Register.

7.3
The vendor is not obliged to ensure that the purchaser receives a release, statement, approval or correction in respect of any personal property that is sold in the ordinary course of the vendor's business of selling personal property of that kind unless, in the case of goods that may or must be described by serial number in the Personal Properties Securities Register, the purchaser advises the vendor at least 21 days before the due date for settlement that the goods are to be held as inventory.

7.4	The vendor is not obliged to ensure that the purchaser receives a release, statement, approval or correction in respect of any personal property that—

(a)	is not described by serial number in the Personal Property Securities Register; and

(b)	is predominantly used for personal, domestic or household purposes; and

(c)
    has a market value of not more than $5,000 or, if a greater amount has been prescribed for the purposes of section 47(1) of the Personal Property Securities Act 2009 (Cth), not more than that prescribed amount.

7.5	A release for the purposes of general condition 7.2(a) must be in writing and in a form published by the Law Institute of Victoria, Law Council of Australia or the Australian Bankers Association.

7.6	If the purchaser receives a release under general condition 7.2(a), the purchaser must provide the vendor with a copy of the release at or as soon as practicable after settlement.

7.7
In addition to ensuring a release is received under general condition 7.2(a), the vendor must ensure that at or before settlement, the purchaser receives a written undertaking from a secured party to register a financing change statement to reflect that release if the property being released includes goods of a kind that are described by serial number in the Personal Property Securities Register.

7.8	The purchaser must advise the vendor of any security interest that the purchaser reasonably requires to be released at least 21 days before the due date for settlement.

7.9
If the purchaser does not provide an advice under general condition 7.8, the vendor may delay settlement until 21 days after the purchaser advises the vendor of the security interests that the purchaser reasonably requires to be released.

7.10	If settlement is delayed under general condition 7.9, the purchaser must pay the vendor—

(a)	interest from the due date for settlement until the date on which settlement occurs or 21 days after the vendor receives the advice, whichever is the earlier; and

(b)	any reasonable costs incurred by the vendor as a result of the delay—
as though the purchaser was in default.

7.11	Words and phrases used in general condition 7 which are defined in the Personal Property Securities Act 2009 (Cth) have the same meaning in general condition 7.

8.	Builder warranty insurance
The vendor warrants that the vendor will provide at settlement details of any current builder warranty insurance in the vendor's possession relating to the property if requested in writing to do so at least 21 days before settlement.

9.	General law land

9.1	This general condition only applies if any part of the land is not under the operation of the Transfer of Land Act 1958.

9.2
The vendor is taken to be the holder of an unencumbered estate in fee simple in the land if there is an unbroken chain of title starting at least 30 years before the day of sale proving on the face of the documents the ownership of the entire legal and equitable estate without the aid of other evidence.

9.3	The purchaser is entitled to inspect the vendor's chain of title on request at such place in Victoria as the vendor nominates.

9.4	The purchaser is taken to have accepted the vendor's title if:

(a)	21 days have elapsed since the day of sale; and

(b)	the purchaser has not reasonably objected to the title or reasonably required the vendor to remedy a defect in the title.

9.5	The contract will be at an end if:

(a)
the vendor gives the purchaser a notice that the vendor is unable or unwilling to satisfy the purchaser's objection or requirement and that the contract will end if the objection or requirement is not withdrawn within 14 days of the giving of the notice; and

(b)	the objection or requirement is not withdrawn in that time.

9.6	If the contract ends in accordance with general condition 9.5, the deposit must be returned to the purchaser and neither party has a claim against the other in damages.

9.7
General condition 10.1 should be read, in respect of that part of the land which is not under the operation of the Transfer of Land Act 1958, as if the reference to 'registered proprietor' is a reference to 'owner'.

MONEY

10.	Settlement

10.1	At settlement:

(d)	the purchaser must pay the balance; and

(e)	the vendor must:

(i)	do all things necessary to enable the purchaser to become the registered proprietor of the land; and

(ii)	give either vacant possession or receipt of rents and profits in accordance with the particulars of sale.

10.2	The vendor’s obligations under this general condition continue after settlement.

10.3	Settlement must be conducted between the hours of 10.00 a.m. and 4.00 p.m. unless the parties agree otherwise.

11.	Payment

11.1	The purchaser must pay the deposit:

(a)	to the vendor’s licensed estate agent; or

(b)	if there is no estate agent, to the vendor’s legal practitioner or conveyancer; or

(c)	if the vendor directs, into a special purpose account in an authorised deposit-taking institution in Victoria specified by the vendor in the joint names of the purchaser and the vendor.

11.2	If the land sold is a lot on an unregistered plan of subdivision, the deposit:

(c)	must not exceed 10% of the price; and

(d)
must be paid to the vendor's estate agent, legal practitioner or conveyancer and held by the estate agent, legal practitioner or conveyancer on trust for the purchaser until the registration of the plan of subdivision.

11.3	The purchaser must pay all money other than the deposit:

(c)	to the vendor, or the vendor’s legal practitioner or conveyancer; or

(d)	in accordance with a written direction of the vendor or the vendor’s legal practitioner or conveyancer.

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11.4	At settlement, payments may be made or tendered:

(a)	in cash; or

(b)	by cheque drawn on an authorised deposit-taking institution; or

(c)	if the parties agree, by electronically transferring the payment in the form of cleared funds.

11.5
For the purpose of this general condition ‘authorised deposit-taking institution’ means a body corporate in relation to which an authority under subsection 9(3)of the Banking Act 1959 (Cth) is in force.

11.6
At settlement, the purchaser must pay the fees on up to three cheques drawn on an authorised deposit-taking institution. If the vendor requests that any additional cheques be drawn on an authorised deposit-taking institution, the vendor must reimburse the purchaser for the fees incurred.

12.	Stakeholding

12.1	The deposit must be released to the vendor if:

(e)	the vendor provides particulars, to the satisfaction of the purchaser, that either-

(i)	there are no debts secured against the property; or

(ii)	if there are any debts, the total amount of those debts do not exceed 80% of the sale price; and

(f)	at least 28 days have elapsed since the particulars were given to the purchaser under paragraph (a); and

(g)	all conditions of section 27 of the Sale of Land Act 1962 have been satisfied.

12.2	The stakeholder must pay the deposit and any interest to the party entitled when the deposit is released, the contract is settled, or the contract is ended.

12.3	The stakeholder may pay the deposit and any interest into court if it is reasonable to do so.

13.	GST

13.1
The purchaser does not have to pay the vendor any GST payable by the vendor in respect of a taxable supply made under this contract in addition to the price unless the particulars of sale specify that the price is ‘plus GST’. However the purchaser must pay to the vendor any GST payable by the vendor:

(e)	solely as a result of any action taken or intended to be taken by the purchaser after the day of sale, including a change of use; or

(f)
if the particulars of sale specify that the supply made under this contract is a farming business and the supply (or a part of it) does not satisfy the requirements of section 38-480 of the GST Act; or

(g)	if the particulars of sale specify that the supply made under this contract is of a going concern and the supply (or a part of it) does not satisfy the requirements of section 38-325 of the GST Act.

13.2
The purchaser must pay to the vendor any GST payable by the vendor in respect of a taxable supply made under this contract in addition to the price if the particulars of sale specify that the price is ‘plus GST’.

13.3	If the purchaser is liable to pay GST, the purchaser is not required to make payment until provided with a tax invoice, unless the margin scheme applies.

13.4	If the particulars of sale specify that the supply made under this contract is a ‘farming business’:

(c)	the vendor warrants that the property is land on which a farming business has been carried on for the period of 5 years preceding the date of supply; and

(d)	the purchaser warrants that the purchaser intends that a farming business will be carried on after settlement on the property.

13.5	If the particulars of sale specify that the supply made under this contract is a ‘going concern’:

(a)	the parties agree that this contract is for the supply of a going concern; and

(b)	the purchaser warrants that the purchaser is, or prior to settlement will be, registered for GST; and

(c)	the vendor warrants that the vendor will carry on the going concern until the date of supply.

13.6	If the particulars of sale specify that the supply made under this contract is a ‘margin scheme’ supply, the parties agree that the margin scheme applies to this contract.

13.7	This general condition will not merge on either settlement or registration.

13.8	In this general condition:

(a)	‘GST Act’ means A New Tax System (Goods and Services Tax) Act 1999 (Cth); and

(b)	‘GST’ includes penalties and interest.

14.	Loan

14.1
If the particulars of sale specify that this contract is subject to a loan being approved, this contract is subject to the lender approving the loan on the security of the property by the approval date or any later date allowed by the vendor.

14.2	The purchaser may end the contract if the loan is not approved by the approval date, but only if the purchaser:

(a)	immediately applied for the loan; and

(b)	did everything reasonably required to obtain approval of the loan; and

(c)	serves written notice ending the contract on the vendor within 2 clear business days after the approval date or any later date allowed by the vendor; and

(d)	is not in default under any other condition of this contract when the notice is given.

14.3	All money must be immediately refunded to the purchaser if the contract is ended.

15.	Adjustments

15.1
All periodic outgoings payable by the vendor, and any rent and other income received in respect of the property must be apportioned between the parties on the settlement date and any adjustments paid and received as appropriate.

15.2	The periodic outgoings and rent and other income must be apportioned on the following basis:

(e)	the vendor is liable for the periodic outgoings and entitled to the rent and other income up to and including the day of settlement; and

(f)	the land is treated as the only land of which the vendor is owner (as defined in the Land Tax Act 2005); and

(g)	the vendor is taken to own the land as a resident Australian beneficial owner; and

(h)	any personal statutory benefit available to each party is disregarded in calculating apportionment.

TRANSACTIONAL

16.	Time

16.1	Time is of the essence of this contract.

16.2	Time is extended until the next business day if the time for performing any action falls on a Saturday, Sunday or bank holiday.

17.	Service

17.1	Any document sent by post is taken to have been served on the next business day after posting, unless proved otherwise.

17.2
Any demand, notice, or document required to be served by or on any party may be served by or on the legal practitioner or conveyancer for that party. It is sufficiently served if served on the party or on the legal practitioner or conveyancer:

(a)	personally; or

(b)	by pre-paid post; or

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(c)	in any manner authorised by law or the Supreme Court for service of documents, including any manner authorised for service on or by a legal practitioner.

17.3	This general condition applies to the service of any demand, notice or document by or on any party, whether the expression 'give' or 'serve' or any other expression is used.

18.	Nominee
The purchaser may nominate a substitute or additional purchaser, but the named purchaser remains personally liable for the due performance of all the purchaser’s obligations under this contract.

19.	Liability of signatory
Any signatory for a proprietary limited company purchaser is personally liable for the due performance of the purchaser’s obligations as if the signatory were the purchaser in the case of a default by a proprietary limited company purchaser.

20.	Guarantee
The vendor may require one or more directors of the purchaser to guarantee the purchaser’s performance of this contract if the purchaser is a proprietary limited company.

21.	Notices
The purchaser is responsible for any notice, order, demand or levy imposing liability on the property that is issued or made on or after the day of sale that does not relate to periodic outgoings.
The purchaser may enter the property to comply with that responsibility where action is required before settlement.

22.	Inspection
The purchaser and/or another person authorised by the purchaser may inspect the property at any reasonable time during the 7 days preceding and including the settlement day.

23.	Terms contract

23.1	If this is a ‘terms contract’ as defined in the Sale of Land Act 1962:

(a)
any mortgage affecting the land sold must be discharged as to that land before the purchaser becomes entitled to possession or to the receipt of rents and profits unless the vendor satisfies section 29M of the Sale of Land Act 1962; and

(b)
the deposit and all other money payable under the contract (other than any money payable in excess of the amount required to so discharge the mortgage) must be paid to a legal practitioner or conveyancer or a licensed estate agent to be applied in or towards discharging the mortgage.

23.2	While any money remains owing each of the following applies:

(a)
the purchaser must maintain full damage and destruction insurance of the property and public risk insurance noting all parties having an insurable interest with an insurer approved in writing by the vendor;

(b)
the purchaser must deliver copies of the signed insurance application forms, the policies and the insurance receipts to the vendor not less than 10 days before taking possession of the property or becoming entitled to receipt of the rents and profits;

(c)	the purchaser must deliver copies of any amendments to the policies and the insurance receipts on each amendment or renewal as evidence of the status of the policies from time to time;

(d)	the vendor may pay any renewal premiums or take out the insurance if the purchaser fails to meet these obligations;

(e)	insurance costs paid by the vendor under paragraph (d) must be refunded by the purchaser on demand without affecting the vendor’s other rights under this contract;

(f)
the purchaser must maintain and operate the property in good repair (fair wear and tear excepted) and keep the property safe, lawful, structurally sound, weatherproof and free from contaminations and dangerous substances;

(g)	the property must not be altered in any way without the written consent of the vendor which must not be unreasonably refused or delayed;

(h)	the purchaser must observe all obligations that affect owners or occupiers of land;

(i)	the vendor and/or other person authorised by the vendor may enter the property at any reasonable time to inspect it on giving 7 days written notice, but not more than twice in a year.

24.	Loss or damage before settlement

24.1	The vendor carries the risk of loss or damage to the property until settlement.

24.2	The vendor must deliver the property to the purchaser at settlement in the same condition it was in on the day of sale, except for fair wear and tear.

24.3	The purchaser must not delay settlement because one or more of the goods is not in the condition required by general condition 24.2, but may claim compensation from the vendor after settlement.

24.4
The purchaser may nominate an amount not exceeding $5,000 to be held by a stakeholder to be appointed by the parties if the property is not in the condition required by general condition 24.2 at settlement.

24.5
The nominated amount may be deducted from the amount due to the vendor at settlement and paid to the stakeholder, but only if the purchaser also pays an amount equal to the nominated amount to the stakeholder.

24.6
The stakeholder must pay the amounts referred to in general condition 24.5 in accordance with the determination of the dispute, including any order for payment of the costs of the resolution of the dispute.

25.	Breach
A party who breaches this contract must pay to the other party on demand:

(a)	compensation for any reasonably foreseeable loss to the other party resulting from the breach; and

(b)	any interest due under this contract as a result of the breach.

DEFAULT

26.	Interest
Interest at a rate of 2% per annum plus the rate for the time being fixed by section 2 of the Penalty Interest Rates Act 1983 is payable on any money owing under the contract during the period of default, without affecting any other rights of the offended party.

27.	Default notice

27.1
A party is not entitled to exercise any rights arising from the other party’s default, other than the right to receive interest and the right to sue for money owing, until the other party is given and fails to comply with a written default notice.

27.2	The default notice must:

(a)	specify the particulars of the default; and

(b)	state that it is the offended party’s intention to exercise the rights arising from the default unless, within 14 days of the notice being given-

(i)	the default is remedied; and

(ii)	the reasonable costs incurred as a result of the default and any interest payable are paid.

28.	Default not remedied

28.1	All unpaid money under the contract becomes immediately payable to the vendor if the default has been made by the

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purchaser and is not remedied and the costs and interest are not paid.

28.2	The contract immediately ends if:

(a)	the default notice also states that unless the default is remedied and the reasonable costs and interest are paid, the contract will be ended in accordance with this general condition; and

(b)	the default is not remedied and the reasonable costs and interest are not paid by the end of the period of the default notice.

28.3	If the contract ends by a default notice given by the purchaser:

(a)	the purchaser must be repaid any money paid under the contract and be paid any interest and reasonable costs payable under the contract; and

(b)	all those amounts are a charge on the land until payment; and

(c)	the purchaser may also recover any loss otherwise recoverable.

28.4	If the contract ends by a default notice given by the vendor:

(a)	the deposit up to 10% of the price is forfeited to the vendor as the vendor’s absolute property, whether the deposit has been paid or not; and

(b)	the vendor is entitled to possession of the property; and

(c)	in addition to any other remedy, the vendor may within one year of the contract ending either:

(i)	retain the property and sue for damages for breach of contract; or

(ii)	resell the property in any manner and recover any deficiency in the price on the resale and any resulting expenses by way of liquidated damages; and

(d)	the vendor may retain any part of the price paid until the vendor’s damages have been determined and may apply that money towards those damages; and

(e)	any determination of the vendor’s damages must take into account the amount forfeited to the vendor.

28.5	The ending of the contract does not affect the rights of the offended party as a consequence of the default.

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PARTICULARS OF SALE

VENDOR’S ESTATE AGENT
Name:      CBRE Industrial & Logistics Services

Address:     Level 32, North Tower, 525 Collins Street, Melbourne Vic 3000

Email:

Tel:        Mob:        Fax:        Ref:

VENDOR
Name:     CIGWELD PTY LTD ACN 007 226 815

Address    71 Gower Street, Preston Vic 3072

VENDOR’S LEGAL PRACTITIONER OR CONVEYANCER
Name:     CLAYTON UTZ

Address:    Level 18, 333 Collins Street, Melbourne, 3000

Email:     jmcguire@claytonutz.com

Tel:    9286 6000    Fax: 9629 8488    DX: 38451, 333 Collins Street     Ref: John McGuire

PURCHASER
Name:     You Min Wu and or Nominee

Address    11 Lytton Street, Kew, Vic 3101

PURCHASER’S LEGAL PRACTITIONER OR CONVEYANCER
Name:     Rigbycooke Lawyers

Address    Level 13, 469 Latrobe Street, Melbourne, Vic 3000

Email:      MH11@rigbycooke.com.au

Tel: 03 - 9321 7810    Fax: 03 - 9321 7900    DX:        Ref: Peter Wu

LAND (general conditions 3 and 9)
The land is -
described in the table below –
Certificate of Title reference            being lot         on plan
Volume 10746 Folio 083            1            P S 512622K
The land includes all improvements but does not include the fixtures described in Annexure Four, which will be removed from the Land by the Vendor prior to Settlement.
PROPERTY ADDRESS
The address of the land is:     73 Gower Street, Preston Vic 3072

GOODS SOLD WITH THE LAND (general condition 2.3(f)):

None

PAYMENT (general condition 11)
Price    $ 11,000,000.00

Deposit    $ 1,100,000.00        (10% of the price) by     /       / 20
………………………………
Balance    $ 9,900,000.00        payable at settlement                upon execution of contract

GST (general condition 13)
The price includes GST (if any) unless the words ‘plus GST’ appear in this box: plus GST

If this is a sale of a ‘farming business’ or ‘going concern’ then add the words ‘farming business’ or ‘going concern’ in this box:

If the margin scheme will be used to calculate GST then add the words ‘margin scheme’ in this box:

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SETTLEMENT (general condition 10)

is due on 11 / 12 / 2013

LEASE (general condition 1.1)
At settlement the purchaser is entitled to vacant possession of the property unless the        Subject to lease
words ‘subject to lease’ appear in this box in which case refer to general condition 1.1.

If ‘subject to lease’ then particulars of the lease are:
The leases described in Annexure Three.

TERMS CONTRACT (general condition 23)
If this contract is intended to be a terms contract within the meaning of the Sale of
Land Act 1962 then add the words ‘terms contract’ in this box, and refer to general condition 23 and add any further provisions by way of special conditions.

LOAN (general condition 14)
The following details apply if this contract is subject to a loan being approved:

Lender:

Loan amount:    $         Approval date:    /    / 20

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SPECIAL CONDITIONS
This contract does not include any special conditions unless the words ‘special conditions’ special conditions appear in this box:
Note: It is recommended that when adding special conditions:

•	each special condition is numbered;

•	the parties initial beside each special condition;

•	a line is drawn through any blank space remaining on this page; and

•	attach additional pages if there is not enough space.
If the contract is subject to 'special conditions' then particulars of the special conditions are:

SPECIAL CONDITIONS

1.	DEFINITIONS AND INTERPRETATION
In these special conditions unless otherwise indicated by the context or subject matter:

1.1	Definitions
Business Day means any day (except a Saturday or Sunday) on which banks are open for business in Melbourne.
Contaminant means a solid, liquid, gas, odour, temperature, sound, vibration or radiation or substance which makes or may make the Land or any Installation:

(a)	unfit or unsafe for habitation or occupation by humans or animals;

(b)	degraded in its capacity to support plant life;

(c)	otherwise environmentally degraded;

(d)	not comply with any Environmental Law.
Environmental Law means a law regulating or relating to the environment.
Guarantee means the guarantee and indemnity attached to this contract as Annexure One.
Installation means any building, improvement, plant, fence, equipment, fixture, fitting or chattel constructed or to be constructed in, on, under or over the Land.
Planning Restriction means any restriction on the use or development of the Land under any planning scheme, statute, regulation, local law or permit condition or imposed by any authority empowered to control the use or development of the Land.
Purchaser Rights means:

(a)	making requisitions or objections;

(b)	claiming compensation or damages;

(c)	rescinding or purporting to rescind;

(d)	calling on the Vendor to amend title or bear the cost of doing so;

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(e)	seeking a reduction in the Price;

(f)	refusing or delaying payment of the whole or part of the Price;

(g)	retaining the whole or part of the Price;

(h)	postponing settlement;

(i)	avoiding obligations
under this contract or bringing any claim or action against the Vendor (or any of its contractors, employees or agents).
Reports means the reports described in Annexure Two.
Transfer Delivery Date means the date which is 7 Business Days before the Settlement Date.

1.2	Interpretation

(a)	A heading may be used to assist in interpretation but is not legally binding;

(b)	a reference to the Property or any other thing includes the whole or any part of the Property or any other thing;

(c)	a reference to a party includes the party’s successors and permitted assigns;

(d)	an obligation imposed by this contract on more than one person binds them jointly and severally;

(e)	where a word or phrase is defined, its other grammatical forms have corresponding meanings.

2.	GENERAL CONDITIONS

2.1	Changes to General Conditions

(f)	General condition 1.1(a) is amended by inserting "and any encumbrance referred to in or arising out of any special condition in this contract of sale" after "caveats".

(g)	General condition 1.1(b) is amended by inserting "exceptions, conditions and restrictions" after " reservations".

(h)	General condition 10.3 is amended by inserting "at the offices of the Vendor's solicitors or other place nominated by them in Melbourne" after "conducted".

2.2	Inapplicable General Conditions
General conditions 6, 18, 20, 24.4, 24.5 and 24.6 do not apply.

3.	PLANNING

3.1	Purchase subject to restrictions
The Purchaser buys the Property subject to any Planning Restriction.

3.2	Restrictions not defects in title
A Planning Restriction does not constitute a defect in the Vendor’s title to the Property or affect the validity of this contract.

3.3	No Purchaser Rights

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The Purchaser must not exercise any Purchaser Rights because of any Planning Restriction.

4.	GUARANTEE

4.1	Directors guarantee
If the Purchaser is or includes a proprietary company then the Purchaser must contemporaneously with the execution of this contract procure the proper completion and execution of the Guarantee by each of the directors of that company.

4.2	Corporate guarantee
Despite the first part of this special condition, if the Purchaser is or includes a proprietary company which is a subsidiary of a company listed on the Australian Stock Exchange, then the Vendor will accept a Guarantee executed by the listed company in place of a Guarantee by the directors of the Purchaser.

5.	ENTIRE AGREEMENT

5.1	Acknowledgment
The Purchaser acknowledges that:

(a)	this contract is the sole repository of the agreement between the parties;

(b)
there are no terms, conditions, representations or warranties relating to the sale of the Property which have been relied upon by the Purchaser in entering into this contract except those included in this contract;

(c)
the Purchaser has not relied on any information in any brochure, investment report, property report, information memorandum or any other reports, sales material or advertisement about the Property in entering into this contract;

(d)	the Purchaser has relied solely on its own inspection and inquiries in purchasing the Property and Installations sold with the Land; and

(e)	the Purchaser must not exercise any Purchaser Rights because of anything contained in or omitted from the Reports.

5.2	No warranties
The Vendor and the agents of the Vendor have not made any representation or given any warranty:

(a)	about the condition or quality of the Installations, the Property or the services connected or available to it;

(b)	that the Property is suitable for any purpose which the Purchaser may have indicated as its intention to pursue;

(c)	that any permit of any nature has been obtained or is available from any relevant authority;

(d)	that any other land is available for acquisition (unless otherwise indicated in this contract); and

(e)
about the completeness, accuracy or reliability of any information contained in the Reports or any brochure, investment report, property report, reports about environmental, traffic, survey, building, services, geotechnical or other matters, investment or information memorandum, advertisement or other sales material.

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5.3	No compensation
The Purchaser must not exercise any Purchaser Rights because the Installations do not comply with the Building Act 1993, the Building Regulations 2006, the Building Code of Australia or any other statute, regulation, rule or local law or because of their state of repair and condition.

6.	WAIVER
An express or implied waiver of a breach of any obligation, provision or condition of this contract does not operate as a waiver of any other breach of the same or any other obligation, provision or condition of this contract.

7.	NON MERGER
Any provision of this contract that is capable of having effect after the Settlement Date will not merge in the instrument of transfer of the Land.

8.	DELIVERY OF TRANSFER

8.1	Time for delivery
The Purchaser must prepare and deliver the instrument of transfer of Land to the Vendor’s solicitors so that it is received by the Transfer Delivery Date. The delivery is not an acceptance of title.

8.2	Consequences of non delivery on time
The Vendor is not obliged to complete this contract until seven Business Days from the date on which the instrument of transfer of Land is received by the Vendor’s solicitors.

8.3	Deemed default
If the instrument of transfer of Land is not received by the Vendor’s solicitors by the Transfer Delivery Date, the Purchaser is deemed to have defaulted in paying the residue of the purchase money and must pay interest from the Settlement Date until the date which is seven Business Days from the date on which the instrument of transfer of Land is received by the Vendor’s solicitors.

9.	FURTHER ASSURANCES
The Vendor and the Purchaser must sign any documents and do anything else reasonably necessary to give effect to the terms of this contract.

10.	NOMINATION

10.1	Purchaser may nominate
If the Purchaser is not in default under this contract, then, at any time up to 21 days before the Settlement Date, the Purchaser may nominate a substitute or additional purchaser by delivering to the Vendor’s solicitors:

(a)	a completed and executed notice of nomination; and

(b)	a copy of the completed and executed “Purchaser Declaration” in the form approved from time to time by the Commissioner for State Revenue.

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10.2	Indemnity
The Purchaser and each of the guarantors must indemnify and keep indemnified the Vendor from and against any claim, penalty or demand in respect of stamp duty or costs arising from the nomination of any substitute or additional purchaser.

10.3	Purchaser remains liable
The Purchaser remains personally liable for the performance of all of the purchaser’s obligations under this contract despite the nomination of any substitute or additional purchaser.

11.	ENVIRONMENTAL MATTERS

11.1	No warranty
The Vendor makes no representation and gives no warranty that there is no Contaminant in, on or under the Land or any Installation.

11.2	Purchaser’s inspection & acknowledgements
The Purchaser acknowledges that:

(a)	it has inspected the Land and purchased it in its present condition irrespective of whether there is any Contaminant in, on or under the Land or any Installation;

(b)	it has relied solely upon its own enquiries in entering into this contract and has not relied on any environmental reports which the Vendor or his agents may have provided to the Purchaser;

(c)
any environmental reports which the Vendor or his agents may have provided to the Purchaser, including any Reports, have been provided for information purposes only without any representation or warranty being made or given as to their completeness, accuracy or reliability; and

(d)	the Vendor is not required to remove or treat or otherwise deal with any Contaminant which may be in, on or under the Land or any Installation.

11.3	No objections or compensation
The Purchaser must not exercise any Purchaser Rights because of the presence of any Contaminant in, on or under the Land or any Installation.

11.4	Release
The Purchaser releases the Vendor to the extent possible at law from any claims in relation to any action or demand arising before or after the Settlement Date (except for injury to any person arising from the exposure to a Contaminant in, on or under the Land or any Installation before the Day of Sale) because of the presence of any Contaminant in, on or under the Land or any Installation or because of the breach of any Environmental Law relating to Contamination of land or the escape of any Contaminant from the Land and the Purchaser agrees not to make any application against the Vendor under Section 62A(2) of the Environment Protection Act 1970 (Vic).

12.	DEPOSIT INVESTMENT

12.1	Investment of deposit
The parties authorise and empower the Vendor's Solicitor to:

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(e)
invest the Deposit (at the risk of the party who becomes entitled to it) in an interest bearing trust account with an authorised deposit taking institution within the meaning of general condition 11.5, payable at call or on term deposit, with interest to be reinvested;

(f)	after deduction of all proper government taxes or financial institution charges or other charges,

(i)	on settlement, pay the interest to the Vendor; or

(ii)	if this contract is not completed, pay the interest to the party entitled to the Deposit.

12.2	Tax file numbers
The parties acknowledge and agree that:

(a)
each is aware of the tax file number provision in the Income Tax Assessment Act 1936, and in particular is aware that where the Deposit is invested but the Vendor's Solicitor has not notified the bank of the tax file numbers of both parties before the investment of the Deposit, income tax may be deducted from the interest accrued on the Deposit at the highest marginal tax rate under the Income Tax Assessment Act 1936 plus the Medicare levy; and

(b)	each is to provide its tax file number to the Vendor's Solicitor, if requested, and authorises the Vendor's Solicitor to furnish the tax file number to the Bank.

13.	PUBLIC ANNOUNCEMENTS
Except as required by law or a regulatory body (including a relevant stock exchange), all press releases and other public announcements in connection with this contract must be on terms agreed by the parties.

14.	ACCEPTANCE OF TITLE
The Purchaser acknowledges that the Vendor has given the warranties in general condition 2.3 and accordingly the Purchaser has accepted title to the Property on the Day of Sale.

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Annexure One
Guarantee

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GUARANTEE AND INDEMNITY
In consideration of the Vendor having entered into the Contract at the request of each Guarantors described in the Schedule (each of whom is described as the Guarantor):

1.	The Guarantor guarantees to the Vendor due and punctual payment and performance by the Purchaser of:

(a)	the Price and each part of it;

(b)	all other moneys; and

(c)	the terms and conditions contained in the Contract
on the part of the Purchaser to be paid, observed or performed; and

2.
The guarantor indemnifies and agrees to keep indemnified the Vendor against all loss and damage, suffered or incurred by the Vendor as a result of any default by the Purchaser in any payment under the Contract or the observance or performance by the Purchaser of the covenants and conditions of the Contract; and

3.	The guarantor covenants with the Vendor that:

3.1
If at any time default is made in payment of any moneys due and payable by the Purchaser under the Contract, the Guarantor will immediately on demand by the Vendor pay the whole of those moneys then due and payable, or

3.2	If for any reason:

(a)	the Purchaser ceases to be bound by all or any of the terms of the Contract; or

(b)
the obligations of the Purchaser under the Contract are abrogated, diminished or modified in any way (otherwise than by performance of all the Purchaser’s obligations or otherwise than by express agreement in writing to which the Vendor is a Party) and whether by operations of Law or otherwise including - but not being limited to:

disclaimer of the Contract by any liquidator or any other person who is or purports to be entitled by law to disclaim it:
then

(i)
the Guarantor will pay to the Vendor an amount equal to the total loss or damage caused to the Vendor by reason of the Purchaser having so ceased to be bound or having its obligations so abrogated, diminished or modified; and

(ii)	the Guarantor will in addition do all other acts and things as the Vendor may require to place the Vendor in as good a position as the Vendor would otherwise have been.
The obligations of the Guarantor under this clause are original and independent and not by way of surety.

3.3
The Guarantor is not released from liability under this Guarantee and Indemnity except by payment in full of the Price and the other moneys payable in accordance with the Contract, the performance and observance of all of the obligations of the Purchaser under the Contract and payment of all moneys under the Guarantee and Indemnity.

3.4	The Guarantee and Indemnity is not affected by:

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(a)	any waiver or indulgence whether as to time or otherwise;

(b)	any variation of the terms of the Contract;

(c)	any assignment, renewal or extension of the Contract which the Vendor and Purchaser may agree;

(d)	any want of capacity or of due execution by the Purchaser;

(e)	any nomination of any additional or substitute purchaser under the Contract; or

(f)	by any other matter or thing which but for this clause would modify or abrogate the liability of the Guarantor.

3.5	The Guarantor will not compete with the Vendor for any dividend or distribution in any winding-up, scheme of arrangement or official management of the Purchaser.

3.6	In this document:

(a)	the expression the Contract means the contract of sale of land to which this Guarantee and Indemnity is attached;

(b)	the expressions loss and damage includes both direct and consequential loss or damage;

(c)	the expressions used in the Contract have the same meaning in this Guarantee and Indemnity;

(d)	the singular means and includes the plural;

(e)	if there is more than one Guarantor their obligations are joint and several;

(f)	references to the Vendor is to each of them if there is more than one;

(g)	references to the Purchaser include any additional or substituted purchaser nominated by the original purchaser under the Contract; and

(h)	if there is more than one Guarantor described in the Schedule, the fact that any one Guarantor had not executed this Guarantee and Indemnity does not affect the liability of the other Guarantors.

4.
The Guarantee and Indemnity is continuing and is not discharged by the winding up of the Guarantor or if the Guarantor, the Vendor or the Purchaser is a natural person by the death, of the Vendor the Purchaser or the Guarantor. The Guarantee and Indemnity continues to bind the successors and legal personal representatives of the Guarantor.

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SCHEDULE
[Insert names and addresses of Guarantors]

GUARANTOR’S NAMES AND ADDRESSES
Guarantor's names and addresses
EXECUTED as a Deed on the            day of                           2013.

SIGNED, SEALED AND DELIVERED by
..........................................................................
in the presence of:

..........................................................................
Signature of witness

..........................................................................
Name of witness (block letters)

..........................................................................
Address of witness

..........................................................................
Occupation of witness
) ) ) ) ) ) ) ) ) ) ) ) ) ) )	....................................................................... Signature of ....................................................................... Name (block letters)

SIGNED, SEALED AND DELIVERED by
..........................................................................
in the presence of:

..........................................................................
Signature of witness

..........................................................................
Name of witness (block letters)

..........................................................................
Address of witness

..........................................................................
Occupation of witness
) ) ) ) ) ) ) ) ) ) ) ) ) ) )	....................................................................... Signature of ....................................................................... Name (block letters)

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Annexure Two
Reports

1.	Asbestos Re-inspection report prepared by Noel Arnold & Associates dated July 2012 (Ref J107079/C106044).

2.	Risk Management Plan Review of Cooling Tower System: CTS-6477, Site ID: 1621 prepared by Tower Thermal dated 17 August 2012 (Ref RMP No. T3221/CT-5).

3.	Risk Management Plan Review of Cooling Tower System: CTS-2919, Site ID: 1621 prepared by Tower Thermal dated 17 August 2012 (Ref RMP No. T3221/CT-4).

4.	Environmental Site Assessment prepared by prensa dated December 2012.

5.	Phase 2 Environmental Assessment - Project 15462A prepared by Douglas Partners dated 23 November 1995.

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Annexure Three
Tenancies
Makin & Luby
Month to month
Tenant – 1 months' notice
Landlord – 3 month’s written notice

Victorian Temporary Fencing
Month to month
Tenant – 1 months' notice
Landlord – 3 month’s written notice

Maxafam
Tenant – 1 months' notice
Landlord – 6 month’s written notice

Easy Towers
Month to month
Tenant – 1 months' notice
Landlord – 6 month’s written notice

BL Marine
Month to month
Tenant – 1 months' notice
Landlord – 3 month’s written notice

Monthly Rentals

Name	Amount Pre GST	Amount Inc. GST
Makin & Luby Pty Ltd	1,750	1,925
Victorian Temporary Fencing	600	660
Maxafam	7,355	8,090
Easy Towers	3,065	3,372
BL Marine	3,250	3,575
Total	16,020	17,622

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Annexure Four
Fixtures Not Sold

1.	Plating Shop:

•	Plating Baths and associated equipment

•	Effluent Treatment Plant

•	Chemical Lockup Cages

•	Fume Extractors

2.	Polishing Shop:

•	Dust Extractor System including hopper

3.	Compressed Air System

•	High and Low Air Receivers

•	Air Reticulation System

•	Atlas Copco Mobile Air Compressor

4.	Cooling Towers and System

5.	Gas Cylinder Enclosures

•	BOC Bulk Liquid Oxygen Vessel - rented

•	Elgas Bulk L.P. Gas Vessel - rented

•	Gas Cylinders - rented

•	Gas Cylinder Enclosures

6.	Electrical Supply Equipment

•	Power Factor Correction Equipment

•	Sub Boards in GEQ manufacture

•	Bus ways in GEQ Manufacturing

7.	Storage Racking

8.	Explosion Test Enclosure (external)

9.	Swarf Overhead Hoist

10.	In-ground Scales

11.	Test Welding Booths

12.	Dry Spray Booth and Extraction

13.	Flame Test Booth and Extraction

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The Clayton Utz contact for this document is
John McGuire on +61 3 9286 6000

Clayton Utz
Lawyers
Level 18, 333 Collins Street, Melbourne VIC 3000 Australia
DX 38451 333 Collins VIC
T +61 3 9286 6000 F +61 3 9629 8488

www.claytonutz.com

Our reference 210/915/80017036

Vendors Statement
Cigweld Pty Ltd
Vendor

Property : 73 Gower Street, Preston Vic 3072

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Sale of Land Act ‑ Section 32
Vendor’s Statement to the Purchaser of Real Estate

Vendor:        Cigweld Pty Ltd ACN 007 226 815

Property:        73 Gower Street, Preston Vic 3072

Important Notice to Purchasers

A.
The use to which you propose to put the Property may be prohibited by planning or building controls applying to the locality or may require the consent or permit of the municipal council or other responsible authority. It is in your interest to undertake a proper investigation of permitted land use before you commit yourself to buy.

B.	You should check with the appropriate authorities as to the availability and cost of providing any essential services not connected to the Property.

C.
The Property may be located in an area where commercial agricultural production activity may affect your enjoyment of the Property. It is therefore in your interest to undertake an investigation of the possible amenity and other impacts from nearby properties and the agricultural practices and processes conducted there.

1.	RESTRICTIONS
Information concerning any easement, covenant or other similar restriction affecting the Property (registered or unregistered):

(a)	Description:
As set out in the attached copies of title documents.

(b)	Particulars of any existing failure to comply with their terms are as follows:
Nil to the Vendor's knowledge.

2.	PLANNING & ROAD ACCESS

(a)	Information concerning any planning instrument is contained in the attached certificate.

(b)	There is access to the Property by road.

3.	OUTGOINGS & STATUTORY CHARGES

(a)
Information concerning any rates, taxes, charges or other similar outgoings (excluding any owners corporation charges) AND any interest payable on any part of them is contained in the attached certificates.

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(b)
The particulars of any charge (whether registered or not) over the Property imposed by or under an Act to secure the amount due under that Act including the amount owing under the charge are as follows ‑

Save and except for any unpaid rates or land tax, nil.

(c)	Any amounts excluding any proposed owner's corporation levy for which the Purchaser may become liable in consequence of the purchase of the Property are as follows:
Nil.

4.	SERVICES
Information concerning the supply of the following services:

Service	Connected	Name of Authority if service is connected
(a) Electricity	Yes	Energy Australia (TRU Energy P/L)

(b) Gas	Yes	Energy Australia (TRU Energy P/L)

(c) Water	Yes	Yarra Valley Water

(d) Sewerage	Yes	Yarra Valley Water

(e) Telephone	Yes	Purchaser's choice

Where the water supply or sewerage service is not of the standard level available in the locality, particulars of the level of service provided are -
Not applicable

5.	NOTICES
Particulars of any notice, order, declaration, report, or recommendation of a public authority or government department or approved proposal affecting the Property of which the Vendor might reasonably be expected to have knowledge, including any:

(a)	notice of any current land use restriction given under the Agricultural and Veterinary Chemicals (Control of Use) Act 1992 due to contamination;

(b)	notice pursuant to Section 6 of the Land Acquisition and Compensation Act 1986;
are contained in the attached certificates (if any).

6.	TITLE
Attached are copies of the following documents concerning the Title:

(a)	Certificate of Title Volume 10746 Folio 083 or an authorized reproduction of the folio of the Register;

(b)	Plan of Subdivision No. PS 512622K;

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(c)	SAI Global Planning Certificate;

(d)	SAI Global Roads Certificate;

(e)	Darebin City Council Land Information Certificate;

(f)	Yarra Valley Water Information Statement;

(g)	Yarra Valley Water Rates Certificate;

(h)	State Revenue Office Land Tax Clearance Certificate;

(i)	Darebin City Council Building Certificates (Regulations 326(1) and (2);

(j)	EPA Certificate;

(k)	Certificate of Registration of Cooling Tower System - Registration No. 2919;
Certificate of Registration of Cooling Tower System - Registration No. 6477.
Date of Statement:    The     5th      day of       February                       , 2013.

Vendor’s Signature:	/s/ Neil Fitzpatrick For and on behalf of the Vendor

The Purchaser acknowledges being given a copy of this Statement signed by the Vendor before the Purchaser signed any Contract.

Date of Acknowledgment:    The      22nd      day of                May          , 2013.

Purchaser’s Signature:	/s/ You Min Wu For and on behalf of the Purchaser

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